UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 11, 2019
(Date of earliest event reported)

UBS Commercial Mortgage Trust 2018-C15

(Central Index Key Number 0001760337)

(Exact name of issuing entity)

UBS AG

(Central Index Key Number 0001685185)

Société Générale

(Central Index Key Number 0001238163)

German American Capital Corporation

(Central Index Key Number 0001541294)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

CIBC Inc.

(Central Index Key Number 0001548567)

Rialto Mortgage Finance, LLC

(Central Index Key Number 0001592182)

(Exact name of sponsor as specified in its charter)

UBS Commercial Mortgage Securitization Corp.

(Central Index Key Number 0001532799)

(Exact name of registrant as specified in its charter)

Delaware	333-227784-02	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1285 Avenue of the Americas, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      212-713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 1.01.	Entry into a Material Definitive Agreement.

On December 28, 2018, UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of December 1, 2018 (the “Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp. (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of UBS Commercial Mortgage Trust 2018-C15, Commercial Mortgage Pass-Through Certificates, Series 2018-C15 (the “Certificates”).

The Mortgage Loan identified as the Saint Louis Galleria Mortgage Loan in the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a whole loan (the “Saint Louis Galleria Whole Loan”) that also includes additional pari passu promissory notes that are not assets of the Issuing Entity. The Saint Louis Galleria Whole Loan was being serviced and administered pursuant to a pooling and servicing agreement, dated as of December 1, 2018 (the “Benchmark 2018-B8 Pooling and Servicing Agreement”) by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer relating to the Benchmark 2018-B8 transaction, but is now being serviced and administered pursuant to a pooling and servicing agreement, dated as of April 1, 2019 (the “Benchmark 2019-B10 Pooling and Servicing Agreement”) by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer (the “Benchmark 2019-B10 Special Servicer”), Wells Fargo Bank, National Association, as trustee and as certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer (the “Benchmark 2019-B10 Operating Advisor”), relating to the Benchmark 2019-B10 securitization transaction into which the controlling companion loan is deposited.

The terms and conditions of the Benchmark 2019-B10 Pooling and Servicing Agreement applicable to the servicing of the Saint Louis Galleria Mortgage Loan are substantially similar to the terms and conditions of the Benchmark 2018-B8 Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on December 28, 2018; provided that under the Benchmark 2019-B10 Pooling and Servicing Agreement (i) certain risk retention consultation parties will have certain consultation rights with respect to the servicing of the Saint Louis Galleria Mortgage Loan as of the closing date of the Benchmark 2019-B10 securitization transaction, (ii) the Benchmark 2019-B10 Operating Advisor will not be required to (A) generally review the actions of the Benchmark 2019-B10 Special Servicer with respect to any specially serviced mortgage loans, (B) prepare annual reports regarding any specially serviced mortgage loans prior to the occurrence and continuance of a control termination event under the Benchmark 2019-B10 Pooling and Servicing Agreement, (C) upon determining that (y) the Benchmark 2019-B10 Special Servicer is not adequately performing its duties under the Benchmark 2019-B10 Pooling and Servicing Agreement or otherwise not acting in accordance with the relevant servicing standard and (z) the replacement of the Benchmark 2019-B10 Special Servicer would be in the best interests of the Benchmark 2019-B10 certificateholders as a collective whole, recommend the replacement of the Benchmark 2019-B10 Special Servicer or (D) consult with the Benchmark 2019-B10 Special Servicer prior to the occurrence of a control termination event under the Benchmark 2019-B10 Pooling and Servicing Agreement and (iii) the minimum monthly special servicing fee for a mortgage loan is $3,500. The Benchmark 2019-B10 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated as of April 1, 2019, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2019	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP.
(Registrant)

	By:	/s/ Nicholas Galeone
Name: Nicholas Galeone
Title: President (senior officer in charge of securitization of the depositor)

	By:	/s/ David Schell
Name: David Schell
Title: Managing Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of April 1, 2019, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)